SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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DFA Investment Dimensions Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DFA INVESTMENT DIMENSIONS GROUP INC.

VA U.S. Large Value Portfolio

VA U.S. Targeted Value Portfolio

VA International Value Portfolio

VA International Small Portfolio

VA Short-Term Fixed Portfolio

VA Global Bond Portfolio

VIT Inflation-Protected Securities Portfolio

VA Global Moderate Allocation Portfolio

VA Equity Allocation Portfolio

PROXY STATEMENT

FOR JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 29, 2021

November 15, 2021

Dear Fellow Shareholder,

I am writing to you as a shareholder of the Dimensional Funds to ask you to vote on an important proposal that will benefit the funds. A Joint Special Meeting of Shareholders for the funds will be held at 9:00 a.m., Central Time, on Wednesday, December 29, 2021, in a virtual meeting format. Whether or not you plan to attend the meeting virtually, we need your vote on the following proposal:

To elect a Board of Directors for DFA Investment Dimensions Group Inc.

Voting on this proposal is quick and easy. You can vote over the Internet by following the instructions included in the enclosed voting instruction form(s) or proxy card(s). You also may vote by touch-tone telephone by calling the toll-free number printed on your voting instruction form(s) or proxy card(s) or by simply mailing a completed and signed voting instruction form(s) or proxy card(s) in the enclosed postage-paid envelope.

Further details on the proposal and instructions on voting are included in these proxy materials. If you have questions regarding voting or the proposal included on the voting instruction form(s) or proxy card(s), please call toll free at (800) 398-1247, and a representative from AST Fund Solutions LLC, the funds’ professional proxy solicitation firm, will assist you.

We realize that you lead a busy life and may be tempted to put aside this proxy information for another time. Please be aware that a quorum of shares is required to be represented at the meeting. If we do not hear from you after a reasonable period of time, you may receive a telephone call or letter reminding you to vote. By responding promptly, your vote will be counted, and we will not need to contact you further. This also saves the Dimensional Funds the expense of additional follow-up mailings and solicitations.

Thank you for taking the time to consider this important proposal and for investing with the Dimensional Funds.

Sincerely,

David G. Booth
Chairman

DFA INVESTMENT DIMENSIONS GROUP INC.

VA U.S. Large Value Portfolio

VA U.S. Targeted Value Portfolio

VA International Value Portfolio

VA International Small Portfolio

VA Short-Term Fixed Portfolio

VA Global Bond Portfolio

VIT Inflation-Protected Securities Portfolio

VA Global Moderate Allocation Portfolio

VA Equity Allocation Portfolio

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Joint Special Meeting of Shareholders (the “Meeting”) of the above-listed funds (each a “Fund,” and together, the “Funds”), each of which is a separate portfolio of DFA Investment Dimensions Group Inc. (“DFAIDG” or the “Company”). The Funds will be participating in the Meeting with the other portfolios of the Company and the portfolios/series of Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust (“ETF Trust”), The DFA Investment Trust Company (“DFAITC”) and Dimensional Emerging Markets Value Fund (“DEM”) (each portfolio/series a “Dimensional Fund,” and together, the “Dimensional Funds”). The Meeting is scheduled to be held on Wednesday, December 29, 2021 at 9:00 a.m., Central Time in a virtual meeting format. The enclosed materials discuss a proposal to elect directors of DFAIDG (the “Proposal”) to be voted on at the Meeting and contain the Notice of Joint Special Meeting of Shareholders, Proxy Statement, and voting instruction form(s)/proxy card(s).

The Board of Directors of DFAIDG is soliciting the vote of shareholders of the Funds on the Proposal. The shares of the Funds are sold to separate accounts (together, the “Separate Accounts”) of certain life insurance companies (together, the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (together, the “Variable Contracts”) issued by the Participating Insurance Companies. The Separate Accounts are the shareholders of record of the Funds and therefore are entitled to vote the shares of the Funds. Except as otherwise may be provided by applicable law, the owners of Variable Contracts whose Separate Account shares are attributable to a Fund have the right, and are being asked, to provide voting instructions to the Participating Insurance Company as to how the Separate Account should vote the shares of the Fund on the Proposal. The Participating Insurance Companies have agreed to solicit the owners of Variable Contracts, and to vote at the Meeting, to the extent required, the shares of the Funds that are held in the Separate Accounts in accordance with timely instructions received from the owners of the Variable Contracts.

If you are a Variable Contract owner, a voting instruction form is enclosed. When you vote your voting instruction form, it tells the Participating Insurance Company how you wish to vote the Fund shares attributable to your Variable Contract. If you are a shareholder, one or more proxy card(s) are enclosed. The enclosed materials contain information about the Proposal being presented for your consideration. We request your prompt attention and vote by mail using the enclosed voting instruction form(s) or proxy card(s) and self-addressed envelope, or vote your shares by telephone or through the Internet.

We urge you to review the Proposal in the Proxy Statement. Then, please fill out and sign the voting instruction form(s)/proxy card(s) and return it (them) so that we know how you would like to vote. When Variable Contract owners return their voting instructions promptly, the Funds may be able to save money by not having to conduct additional solicitations, including having the Participating Insurance Companies forward additional mailings. If your Variable Contract has amounts allocated to two or more Funds, you will receive a voting instruction form for each such Fund. PLEASE COMPLETE, SIGN AND RETURN EACH PROXY CARD/VOTING INSTRUCTION FORM THAT YOU RECEIVE.

If you have questions regarding voting or the ballot item included on the voting instruction form(s)/proxy card(s), please call toll free at (800) 398-1247 from 9:00 a.m. to 10:00 p.m. Eastern Time, and a representative from AST Fund Solutions LLC, the Funds’ professional proxy solicitation firm, will assist you.

TELEPHONE AND INTERNET VOTING

For your convenience, you may vote by telephone or over the Internet, 24 hours a day. Please follow the instructions on the enclosed proxy card(s)/voting instruction form(s) to vote by telephone or Internet.

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QUESTIONS & ANSWERS

While we encourage you to read the full text of the enclosed proxy materials, for your convenience, we have provided the following questions and answers to provide a brief overview of the matter on which you are being asked to vote.

Background and Voting Information

Why am I receiving these proxy materials?

A Joint Special Meeting of Shareholders (the “Meeting”) of the VA U.S. Large Value Portfolio, VA U.S. Targeted Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio, VIT Inflation-Protected Securities Portfolio, VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio (each a “Fund,” and together, the “Funds”) of DFA Investment Dimensions Group Inc. (“DFAIDG” or the “Company”) that are advised by Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) is being held on Wednesday, December 29, 2021.1 These proxy materials (1) describe the important proposal that shareholders of the Funds will be asked to vote on at the Meeting, and (2) provide instructions that you may use to submit a proxy so that your shares may be voted at the meeting in accordance with your instructions.

What is the proposal that I am being asked to vote on?

You will be asked to elect a Board of Directors (the “Board”) for the Company (the “Proposal”). The nominees for election to serve as members of the Board of the Company are: Reena Aggarwal, David P. Butler, George M. Constantinides, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Gerard K. O’Reilly, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner. Each of the nominees, except for Ms. Aggarwal, Mr. Butler, Mr. Longstaff, Mr. O’Reilly, and Ms. Tookes, is presently serving as a director (each a “Director,” and together, the “Directors”) on the Board. David G. Booth and Roger G. Ibbotson, who currently serve as Directors, will be retiring effective upon the election of the Directors by the shareholders of the Dimensional Funds. Myron S. Scholes, who currently serves as a Director, will be retiring upon the earlier of December 31, 2021 or the election of the Directors by the shareholders of the Dimensional Funds.

No more than one-third of an investment company’s board of directors may be appointed by the then-current members of the board without shareholder approval. Three of the current independent Directors have already been appointed since the most recent shareholder election of the Board in 2015 (Douglas W. Diamond in 2017, and Darrell Duffie and Ingrid M. Werner in 2019). As a result, the departure of any current elected Director will create a vacancy that could not be filled without a time-consuming shareholder vote. If the shareholders of the Company elect the ten nominees for Director, a future vacant Board position could be filled promptly by an appointee, allowing for a smooth transition. Electing the nominees at the Meeting seeks to ensure that rigorous corporate oversight of the Dimensional Funds will continue without interruption.

[1]	The Meeting will be held along with the other portfolios of the Company and the portfolios/series of Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust (“ETF Trust”), The DFA Investment Trust Company (“DFAITC”) and Dimensional Emerging Markets Value Fund (“DEM”) (each portfolio/series a “Dimensional Fund,” and together, the “Dimensional Funds”), each of which is issuing separate proxy solicitation materials.

Q & A

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What role does the Board play? How are Board members affiliated with Dimensional?

Board members oversee Fund activities, review Fund performance, approve policy changes, and review contractual arrangements with companies that provide services to the Funds. Board members represent the Funds’ shareholders and have an obligation to serve the shareholders’ best interests. Eight of the ten nominees for election to serve as Directors are “independent,” meaning the eight nominees have no affiliation with the Funds (other than their positions on the boards of the Dimensional Funds) or Dimensional management, and receive compensation solely from the Company in their capacity as Directors. While each of DFAIDG, DIG, ETF Trust, DFAITC and DEM has its own Board, each Board is comprised of the same individuals, and it is proposed that this will continue if the nominees are elected by shareholders.

Has the Board approved the Proposal?

Yes. The Proposal has been carefully reviewed by the Board of the Company. The Board members, seven of whom are not affiliated with Dimensional, are responsible for protecting your interests as a shareholder. The Board believes that this Proposal is in the best interests of shareholders. The Board has unanimously approved the Proposal and recommends that you vote “FOR” all the nominees for director.

Why is it important to vote promptly?

In order to hold a shareholder meeting, a certain percentage of a fund’s shares (often referred to as a “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The Funds may attempt to reach shareholders through multiple mailings to remind them to cast their vote. As the Meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the Meeting does not have to be postponed.

Voting promptly will minimize the proxy solicitation costs incurred by the Funds. Because Dimensional Fund shareholders bear these costs through their ownership of Fund shares, it is in your best interest to reduce those costs to the Funds by returning your voting instruction form(s)/proxy card(s) to help us meet this quorum requirement as quickly as possible.

The shares of the Funds are sold to separate accounts (together, the “Separate Accounts”) of certain life insurance companies (together, the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (together, the “Variable Contracts”) issued by the Participating Insurance Companies. The Separate Accounts are the shareholders of record of the Funds and therefore are entitled to vote the shares of the Funds. Except as otherwise may be provided by applicable law, the owners of Variable Contracts whose Separate Account shares are attributable to a Fund have the right, and are being asked, to provide voting instructions to the Participating Insurance Company as to how the Separate Account should vote the shares of the Fund on the Proposal. The Participating Insurance Companies have agreed to solicit the owners of Variable Contracts, and to vote at the Meeting, to the extent required, the shares of the Funds that are held in the Separate Accounts in accordance with timely instructions received from the owners of the Variable Contracts.

Why am I being asked to vote now? I don’t recall such requests in previous years.

Shareholder meetings and the proxy votes solicited at those meetings are infrequent for the Dimensional Funds and are limited only to the consideration of important issues. The Company’s most recent shareholder meeting was held in 2015.

How do I vote my shares?

Voting is quick and easy. We have created four different options for you to vote:

1.	You can vote through the Internet 24 hours a day by following the instructions on your voting instruction form(s)/proxy card(s),

Q & A

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2.	You may vote by touch-tone telephone 24 hours a day by calling the toll-free number printed on your voting instruction form(s) or proxy card(s) and following the recorded instructions,

3.	You may vote your shares by completing and signing the voting instruction form(s)/proxy card(s) and mailing it (them) in the enclosed postage-paid envelope, OR

4.	You may attend the Meeting virtually and cast your vote at that time.

Please note that if you plan to attend the Meeting virtually, you must request the Meeting credentials by following the instructions below. The request should be received by no later than December 27, 2021 at 6:00 p.m., Central Time.

Accessing the Virtual Meeting. To access the Meeting, send a request to attend the Meeting to attendameeting@astfinancial.com. Please include “Dimensional VA Funds” in the subject line. In the body of the email please include your intent to attend the Meeting, your full name and the control number located on your proxy card(s) or voting instruction form(s) enclosed. You then will receive instructions to complete the registration process which will provide you instructions to access and attend the Meeting virtually. The Meeting will begin promptly at 9:00 a.m., Central Time. The Company encourages you to access the Meeting a few minutes prior to the start time in order to provide ample time for the check in. For technical assistance in accessing the Meeting, shareholders can email attendameeting@astfinancial.com. During the Meeting, instructions will be provided for shareholders in attendance to submit comments and questions.

If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call AST Fund Solutions LLC at 1 (800) 398-1247 9:00 a.m. to 10:00 p.m. Eastern Time.

Who is AST Fund Solutions LLC?

AST Fund Solutions LLC (the “Solicitor”) is a New York-based company specializing in assisting financial services firms with matters relating to shareholder meetings. It has been hired by the Company to contact shareholders and record proxy votes, but the Solicitor is not affiliated with Dimensional in any way.

The Participating Insurance Companies also may engage their own solicitors (which may include the Solicitor) to solicit voting instructions from Variable Contract owners.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share (and a proportionate fractional vote for each fractional share) you own of a Fund on the record date. The record date is November 8, 2021.

How do I sign the voting instruction form/proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card/form.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Q & A

3

DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, Texas 78746

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

A Joint Special Meeting of Shareholders (the “Meeting”) of the VA U.S. Large Value Portfolio, VA U.S. Targeted Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio, VIT Inflation-Protected Securities Portfolio, VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio (each a “Fund,” and together, the “Funds”) of DFA Investment Dimensions Group Inc. (the “Company” or “DFAIDG”) will be held over the internet in a virtual meeting format on Wednesday, December 29, 2021 at 9:00 a.m., Central Time. Proxies are being solicited on behalf of the Board of Directors.

Please note that if you plan to attend the virtual Meeting, you must request the Meeting credentials from AST Fund Solutions by following the instructions described in this document. The request should be received by no later than December 27, 2021 at 6:00 p.m., Central Time.

The Funds will be participating in the Meeting with the other portfolios of the Company and the portfolios/series of Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust (“ETF Trust”), The DFA Investment Trust Company (“DFAITC”) and Dimensional Emerging Markets Value Fund (“DEM”) (each portfolio/series a “Dimensional Fund,” and together, the “Dimensional Funds”). DFAIDG, DIG, ETF Trust, DFAITC and DEM are herein referred to each as a “Dimensional Investment Company,” and together, as the “Dimensional Investment Companies.”1

During the Meeting, you will be asked to elect a Board of Directors for the Company (the “Proposal”).

The shares of the Funds are sold to separate accounts (the “Separate Accounts”) of certain life insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (the “Variable Contracts”) issued by the Participating Insurance Companies. The Separate Accounts are the shareholders of record of the Funds and therefore are entitled to vote the shares of the Funds. Except as otherwise may be provided by applicable law, the owners of Variable Contracts whose Separate Account shares are attributable to a Fund have the right, and are being asked, to provide voting instructions to the Participating Insurance Company as to how the Separate Account should vote the shares of the Fund on the Proposal. The Participating Insurance Companies have agreed to solicit the owners of Variable Contracts, and to vote at the Meeting, to the extent required, the shares of the Funds that are held in the Separate Accounts in accordance with timely instructions received from the owners of the Variable Contracts.

[1]	The Dimensional Funds, other than the Funds, are issuing separate proxy solicitation materials pertaining to the Proposal (as hereafter defined).

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The Board of Directors unanimously recommends that you vote, or submit voting instructions to vote on your behalf, “FOR” the Proposal.

1.	To elect a Board of Directors for the Company.

By Order of the Board of Directors of DFAIDG,

Carolyn L. O
Vice President and Secretary

November 15, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 29, 2021.

The Notice of Joint Special Meeting of Shareholders, proxy statement and proxy card(s)/voting instruction form(s) are available on the Internet at https://vote.proxyonline.com/dimensional/docs/VAproxy2021.pdf

Please read the proxy materials carefully and sign and promptly return the enclosed voting instruction form(s)/proxy card(s) you receive regardless of the number of shares attributable to your Variable Contract.

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DFA INVESTMENT DIMENSIONS GROUP INC.

VA U.S. Large Value Portfolio

VA U.S. Targeted Value Portfolio

VA International Value Portfolio

VA International Small Portfolio

VA Short-Term Fixed Portfolio

VA Global Bond Portfolio

VIT Inflation-Protected Securities Portfolio

VA Global Moderate Allocation Portfolio

VA Equity Allocation Portfolio

6300 Bee Cave Road, Building One, Austin, Texas 78746

Table of Contents

INFORMATION ABOUT VOTING	1
PROPOSAL: ELECTION OF A BOARD OF DIRECTORS FOR DFAIDG	4
ADDITIONAL INFORMATION ABOUT THE FUNDS	20
FURTHER INFORMATION ABOUT VOTING AND THE MEETING	22
Exhibit A-1 - Nominating Committee Charter	A-1
Exhibit A-2- List of Executive Officers of the Company	A-2
Exhibit A-3 - Pre-Approval Policies and Procedures of the Audit Committee	A-3
Exhibit B - Number of Outstanding Shares of each Fund	B-1
Exhibit C - Principal Holders of Shares of the Funds	C-1

PROXY STATEMENT

INFORMATION ABOUT VOTING

Who is Asking for my Vote?

The Board of Directors (the “Board”) of DFA Investment Dimensions Group Inc. (“DFAIDG” or the “Company”), on behalf of the VA U.S. Large Value Portfolio, VA U.S. Targeted Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio, VIT Inflation-Protected Securities Portfolio, VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio (each a “Fund,” and together, the “Funds”), has requested that shareholders vote on an important matter at the upcoming Joint Special Meeting of Shareholders (the “Meeting”). The Meeting is scheduled to be held on Wednesday, December 29, 2021 at 9:00 a.m., Central Time, over the Internet in a virtual meeting format. The Funds will be participating in the Meeting with the other portfolios of the Company (together, the “Series”) and the portfolios/series of Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust (“ETF Trust”), The DFA Investment Trust Company (“DFAITC”) and Dimensional Emerging Markets Value Fund (“DEM”) (each portfolio/series a “Dimensional Fund,” and together, the “Dimensional Funds”). Each of DFAIDG, DIG, ETF Trust, DFAITC and DEM is hereinafter referred to in this Proxy Statement as a “Dimensional Investment Company,” and together, as the “Dimensional Investment Companies.” This Proxy Statement and the accompanying materials are being mailed by the Board on or about November 15, 2021. The Meeting is being held to elect a Board of Directors for the Company.

At the Meeting, shareholders of the Funds will be asked to vote on the proposal to elect ten (10) directors (the “Director Nominees”) to the Board of the Company (the “Proposal”). The Board knows of no business, other than that specifically mentioned in the Notice, which will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shares of the Funds are sold to separate accounts (“Separate Accounts”) of certain life insurance companies (together, the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (together, “Variable Contracts”) issued by the Participating Insurance Companies. The Separate Accounts are the shareholders of the Funds. The Separate Accounts invest in shares of the Funds in accordance with instructions from owners of the Variable Contracts.

In accordance with current law, the Separate Accounts, which are the shareholders of record of the Funds and therefore are entitled to vote the shares of the Funds, in effect, pass along their voting rights to the owners of the Variable Contracts. Each Participating Insurance Company is seeking instructions as to how the owners of its Variable Contracts wish the Participating Insurance Company to vote the shares of the Funds technically owned by the Separate Account, but in which the owners of the Variable Contracts may have or may be deemed to have a beneficial interest. The Participating Insurance Companies communicate directly with the owners of Variable Contracts about the procedures that the Participating Insurance Companies follow in seeking instructions and voting shares under the particular Separate Account. Except as may be otherwise provided by applicable laws, each Participating Insurance Company has agreed to solicit the owners of the Variable Contracts, and to vote at the Meeting, to the extent required, the shares of the Funds that are held in the Separate Accounts in accordance with timely instructions received from the owners of the Variable Contracts.

For the limited purpose of this Proxy Statement, the terms “shareholder,” “you,” and “your” refer to (i) Variable Contract owners, which may have, or may be deemed to have, a beneficial interest in the Funds; (ii) Separate Accounts and Participating Insurance Companies, as direct owners of Fund shares; and (iii) any other direct shareholders of the Funds, unless the context otherwise requires.

For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a Series of the Company, although all actions are actually taken by the Company on behalf of the Fund.

Who is Eligible to Vote?

Shareholders of record at the close of business on November 8, 2021 (the “Record Date”) are entitled to be present and to vote at the Meeting or any adjournment of the Meeting. Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on the matter relating to that Fund presented at the Meeting. In addition, the owners of a Variable Contract that had a Variable Account allocated to a Fund as of the close of business on the record date are entitled to instruct the Participating Insurance Company on how to vote on the Proposal.

The Proxy Statement and the voting instruction form(s)/proxy card(s) were first made mailed to shareholders of record on or about November 15, 2021.

On What Issue am I Being Asked to Vote?

At the Meeting, shareholders of the Funds will be asked to elect ten (10) Director Nominees to the Board of Directors of the Company.

How Does the Board of the Company Recommend that I Vote?

The Board of the Company unanimously recommends that shareholders of the Funds vote “FOR” the Proposal.

How Do I Ensure that my Vote is Accurately Recorded?

You may attend the Meeting virtually and vote or submit your voting instructions at the Meeting, you may vote through the Internet by going to the website located on your voting instruction form(s) or proxy card(s), or you may complete and return your proxy card(s) or voting instruction form(s) by mail as instructed on the voting instruction form(s) or proxy card(s). Additionally, you may vote or submit your voting instructions by touch-tone telephone by calling the number on your voting instruction form(s) or proxy card(s). If you have any questions regarding how to vote your shares, please call AST Fund Solutions LLC at 1 (800) 398-1247 9:00 a.m. to 10:00 p.m. Eastern Time.

Proxy cards that are properly executed prior to the Meeting will be voted as specified. If you specify a vote on the Proposal, your proxy will be voted as you indicate. If you execute the voting instruction form/proxy card, but do not specify a vote on the Proposal, your shares will be voted “FOR” the Proposal.

With respect to owners of Variable Contracts that are submitting voting instruction forms, voting instruction forms that are properly signed, dated, and received by the applicable Participating Insurance Company will be voted as specified. If you specify a vote on the Proposal, your Participating Insurance Company will vote those shares attributable to your Variable Contract as you indicate. If the voting instruction form is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares FOR the Proposal. Any shares of a Fund for which no voting instructions are given generally will be voted by the Participating Insurance Company, if required, in proportion to those shares for which timely instructions are received. The effect of this proportional voting is that Variable Contract owners representing a small number of Fund shares may determine the outcome of the vote on the Proposal. Variable Contract owners should contact their Participating Insurance Company for information about any applicable deadline for providing voting instructions to such Participating Insurance Company. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

May I Revoke my Voting Instructions/Proxy?

If you are a Variable Contract owner, subject to confirmation by the Variable Contract owners’ Participating Insurance Company, generally you may revoke your voting instructions by sending a written notice to the applicable Participating Insurance Company expressly revoking your instructions, by signing and forwarding to the Participating Insurance Company later-dated voting instructions.

Variable Contract owners should contact their Participating Insurance Company for further information on how to revoke previously given voting instructions, including any applicable deadlines. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

If you are a direct owner of Fund shares, you may revoke your proxy or voting instructions at any time before such instructions are voted by forwarding a written revocation or a later- dated proxy to DFAIDG, provided that either is received by DFAIDG at or prior to the Meeting, or by attending the Meeting and voting virtually.

Reports to Shareholders and Financial Statements

Each Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please write to the Company at 6300 Bee Cave Road, Building One, Austin, Texas 78746, Attention: Secretary; call collect at (512) 306-7400; or access the reports on the Funds’ website at http://us.dimensional.com/.

PROPOSAL: ELECTION OF A BOARD OF DIRECTORS FOR DFAIDG

Introduction to the Proposal

Shareholders of each Fund are being asked to elect ten Director Nominees to the Board of DFAIDG.

The Directors of the Company (each a “Director,” and together, the “Directors”) are responsible for supervising the management of the Company and serving the needs and best interests of Fund shareholders. The Board elects the officers of the Company, who, along with third-party service providers, are responsible for administering the day-to-day operations of the Company. The Director Nominees for election to serve as Directors of the Company are Reena Aggarwal, David P. Butler, George M. Constantinides, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Gerard K. O’Reilly, Abbie J. Smith, Heather E. Tookes and Ingrid M. Werner. David G. Booth and Roger G. Ibbotson, who currently serve as Directors, will be retiring effective upon the election of the Director Nominees by the shareholders of the Dimensional Funds. Myron S. Scholes, who currently serves as a Director, will be retiring upon the earlier of December 31, 2021 or the election of the Director Nominees by the shareholders of the Dimensional Funds (together, with Mr. Booth and Mr. Ibbotson, the “Retiring Directors”).

Who are the Director Nominees?

Except for Ms. Aggarwal, Mr. Butler, Mr. Longstaff, Mr. O’Reilly, and Ms. Tookes, each of the Director Nominees standing for election is presently a member of the Board. The Board is currently comprised of seven Directors who are not “interested persons” of the Company, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (together, the “Independent Directors”), and one Director who is an “interested person” of the Company (the “Interested Director”). Among the Director Nominees, David P. Butler and Gerard K. O’Reilly are each deemed to be an Interested Director due to their position with Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”). David G. Booth, a Retiring Director, is also deemed to be an Interested Director due to his position with the Advisor. Mr. Booth, an Interested Director, currently serves as Chairman of the Board and upon retirement, will become Chairman Emeritus effective upon the election of the Director Nominees by the shareholders of the Dimensional Funds. Currently, Myron Scholes, has been designated as the Lead Independent Director by the Independent Directors and upon his retirement, beginning on the earlier of December 31, 2021 or the election of the Director Nominees by the shareholders of the Dimensional Funds, the Independent Directors have designated Douglas W. Diamond to serve as the Lead Independent Director. As the Lead Independent Director, Mr. Diamond, among other duties: will act as a principal contact for management for communications to the Independent Directors in between regular Board meetings; will assist in the coordination and preparation of quarterly Board meeting agendas; will raise and discuss issues with counsel to the Independent Directors; will raise issues and discuss ideas with management on behalf of the Independent Directors in between regular meetings of the Board; and will chair executive sessions and separate meetings of the Independent Directors (other than committee meetings, which are chaired by the respective committee chairperson). The Directors believe that the existing Board structure for the Company is appropriate because it provides the Independent Directors with adequate influence over the governance of the Board and each Fund, while also providing the Board with the invaluable insight of the Interested Director, who, as both an officer of the Fund and the Advisor, participates in the day-to-day management of the Company’s affairs, including risk management.

Listed below, beside the name, address and year of birth of each Director Nominee and Retiring Director, are the Director Nominees’ and Retiring Director’s positions and length of service on the Board (if any), principal occupations during the past five years (their titles may have varied during that period), the number of portfolios that the Director Nominees and Retiring Directors oversee and other board memberships that the Director Nominees and Retiring Directors hold (if applicable). The Dimensional Funds consist of the separate portfolios/series of the Dimensional Investment Companies.

INDEPENDENT DIRECTOR NOMINEES

Name, Address and Year of Birth	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Portfolios within the Dimensional Investment Companies[1] Overseen or to be Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
Reena Aggarwal c/o Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746 1957	Director	Newly Nominated	Robert E. McDonough Professor of Business Administration and Finance, McDonough School of Business, Georgetown University (since 1986); Director, Georgetown Center for Financial Markets and Policy (since 2010); and Vice Provost of Faculty (2016-2020) Georgetown University.	137 portfolios in 5 investment companies	Director, New York Life Investment Management IndexIQ (since 2008) (22 funds); Director, Cohen & Steers (asset management firm) (since 2017); Director, REAN Cloud (technology) (2015-2018); and Director, FBR & Co. (investment banking) (2011-2017); Director, Nuveen Churchill Direct lending (private business development company) (since 2019); and Director, Brightwood Capital Advisors, L.P. (private equity) (2013-2020).
George M. Constantinides University of Chicago Booth School of Business, 5807 S. Woodlawn Avenue, Chicago, IL 60637 1947	Director	Since 1983	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	137 portfolios in 5 investment companies	None.

Name, Address and Year of Birth	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Portfolios within the Dimensional Investment Companies[1] Overseen or to be Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
Douglas W. Diamond c/o Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746 1953	Director	Since 2017	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979). Formerly, Visiting Scholar, Federal Reserve Bank of Richmond (1990-2019).	137 portfolios in 5 investment companies	None.
Darrell Duffie c/o Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746 1954	Director	Since 2019	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984). Director, TNB Inc. (bank) (since 2020).	137 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008-2018).
Francis A. Longstaff c/o Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746 1956	Director	Newly Nominated	Allstate Professor of Insurance and Finance, UCLA, Anderson School of Management; Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).	137 portfolios in 5 investment companies	None.

Name, Address and Year of Birth	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Portfolios within the Dimensional Investment Companies[1] Overseen or to be Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
Abbie J. Smith University of Chicago Booth School of Business, 5807 S. Woodlawn Avenue, Chicago, IL 60637 1953	Director	Since 2000	Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow, University of Chicago Booth School of Business (since 1980).	137 portfolios in 5 investment companies	Director, (since 2000) and formerly, Lead Director (2014 -2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (2 investment companies within the fund complex) (13 portfolios) (since 2009).
Heather E. Tookes c/o Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746 1974	Director	Newly Nominated	Professor of Finance, Yale School of Management (since 2004).	137 portfolios in 5 investment companies	Director, KCG Holdings (trading company) (January-July 2017); Director, Payoneer Inc. (digital payments) (since 2021); and Director, Ariel Investments LLC (since 2017).

Name, Address and Year of Birth	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Portfolios within the Dimensional Investment Companies[1] Overseen or to be Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746 1961	Director	Since 2019	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998); Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since 2019). Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (since 2020). Chair, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016). Formerly, President, Western Finance Association (global association of academic researchers and practitioners in finance) (2018-2019). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021).	137 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

[1]	Each Director is a director or trustee of each of the five registered Dimensional Investment Companies. Each Independent Director also serves on the Independent Review Committee of the mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

INTERESTED DIRECTOR NOMINEES

The following Director Nominees are each deemed to be an Interested Director due to their positions with the Advisor.

Name, Address and Year of Birth	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Portfolios within the Dimensional Investment Companies[1] Overseen or to be Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director	Newly Nominated	Co-Chief Executive Officer of Dimensional Fund Advisors LP, Dimensional Holdings Inc., Dimensional Investment LLC, DFA Securities LLC, DFAIDG, DIG, DFAITC, and DEM, (collectively, the “DFA Entities”) (since 2017), ETF Trust (since 2020). Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., Dimensional Fund Advisors Ltd., and DFA Australia Limited. Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd. Head of Global Financial Advisor Services (since 2007) for Dimensional Fund Advisors LP. Formerly, Vice President (2007 – 2017) of all the DFA Entities.	137 portfolios in 5 investment companies	None.
Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Director	Newly Nominated	Co-Chief Executive Officer and Chief Investment Officer of the DFA Entities (since 2017), Dimensional Fund Advisors Canada ULC (since 2017); ETF Trust (since 2020); Director, Chief Investment Officer and Vice President (since 2017) of DFA Australia Limited. Chief Investment Officer (since 2017) and Vice President (since 2016) of Dimensional Japan Ltd.; Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017); and Dimensional Ireland Limited (since 2019). Formerly, Co-Chief Investment Officer of Dimensional Japan Ltd. (2016 – 2017), DFA Australia Limited (2014 – 2017). Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of the DFA Entities. Formerly, Vice President (2007 – 2017) of the DFA Entities. Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of Dimensional Fund Advisors Canada ULC. Formerly, Director (2017-2018) of Dimensional Fund Advisors Pte. Ltd.	137 portfolios in 5 investment companies	None.

[1]	Each Director is a director or trustee of each of the five registered Dimensional Investment Companies.

RETIRING INDEPENDENT DIRECTORS

Name, Address and Year of Birth	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Portfolios within the Dimensional Investment Companies[1] Overseen or to be Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
Roger G. Ibbotson[2] Yale School of Management 165 Whitney Avenue, New Haven, CT 06511 1943	Director	Since 1981	Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Chairman and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Partner, GHI Global Advisory Partners EAF SL (investment advisory) (since January 2021).	137 portfolios in 5 investment companies	None.
Myron S. Scholes[3] c/o Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746 1941	Director	Since 1981	Chief Investment Strategist, Janus Henderson Investors (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981).	137 portfolios in 5 investment companies	None.

[1]	Each Director is a director or trustee of each of the five registered Dimensional Investment Companies. Each Independent Director also serves on the Independent Review Committee of the mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

[2]	To serve until the election of the Director Nominees by the shareholders of the Dimensional Funds.

[3]	To serve until the earlier of December 31, 2021 or the election of the Director Nominees by the shareholders of the Dimensional Funds.

RETIRING INTERESTED DIRECTOR

Name, Address and Year of Birth	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Portfolios within the Dimensional Investment Companies[1] Overseen or to be Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth[2] c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1946	Chairman and Director	Since 1981

Chairman, Director/Trustee, and formerly, President and Co-Chief Executive Officer (each until March 2017) of DEM, DFAIDG, DIG and DFAITC. Chairman and Trustee, ETF Trust (since June 2020). Executive Chairman, and formerly, President and Co-Chief Executive Officer (each until February 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC and DFA Securities LLC. Formerly, Chairman and Director (2009-2018) and Co-Chief Executive Officer (2010 – June 2017) of Dimensional Fund Advisors Canada ULC. Trustee,

University of Chicago (since 2002). Trustee, University of Kansas Endowment Association (since 2005). Member of Hoover Institution Board (since September 2019). Formerly, Director of Dimensional Fund Advisors Ltd. (2002 – July 2017), DFA Australia Limited (1994 – July 2017), Dimensional Advisors Ltd. (2012 – July 2017), Dimensional Funds plc (2006 – July 2017) and Dimensional Funds II plc (2006 – July 2017). Formerly, Director and President of Dimensional Japan Ltd. (2012 – April 2017). Formerly, Chairman, Director, President and Co-Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (2010-September 2017).

				137 portfolios in 5 investment companies	None.

[1]	Mr. Booth is a director or trustee of each of the five registered Dimensional Investment Companies.

[2]	To serve until the election of the Director Nominees by the shareholders of the Dimensional Funds.

If elected, each Director Nominee will hold office for an indefinite term until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, or removal. Mr. Booth and Mr. Ibbotson are scheduled to retire effective upon the election of the Director Nominees by the shareholders of the Dimensional Funds, and Mr. Scholes is scheduled to retire effective upon the earlier of December 31, 2021 or the election of the Director Nominees by the shareholders of the Dimensional Funds. Each Director Nominee currently is available and has consented to serve if elected. If elected, Ms. Aggarwal, Mr. Butler, Mr. Longstaff, Mr. O’Reilly and Ms. Tookes will begin service on the Board upon their election by the shareholders of the Dimensional Funds. If any of the Director Nominees should become no longer able to serve on the Board before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated as Board members.

Mr. Diamond, Mr. Duffie, and Ms. Werner, although they currently serve on the Board, are each standing for election by shareholders for the first time. Mr. Diamond was appointed to the Board in 2017 while Mr. Duffie and Ms. Werner were appointed to the Board in 2019, and each was recommended for appointment to the Board by the Company’s Nominating Committee, which consists solely of Independent Directors. Ms. Aggarwal, Mr. Butler, Mr. Longstaff, Mr. O’Reilly and Ms. Tookes do not currently serve on the Board but were nominated to serve as a Director at the June 23-24, 2021 Board meeting of DFAIDG and are standing for election by shareholders for the first time. Each of Ms. Aggarwal, Mr. Butler, Mr. Longstaff, Mr. O’Reilly and Ms. Tookes were each recommended for appointment to the Board by the Company’s Nominating Committee, which consists solely of Independent Directors. Mr. Diamond, Mr. Duffie, Ms. Werner, Mr. Longstaff, Ms. Aggarwal, and Ms. Tookes were initially identified by the Independent Directors during a search process for potential candidates that was undertaken by the Nominating Committee. Mr. Butler and Mr. O’Reilly were recommended by the Advisor for consideration by the Nominating Committee.

How are Nominees for Director Selected?

The Board’s Nominating Committee is currently comprised of George M. Constantinides, Douglas W. Diamond, Darrell Duffie, Roger G. Ibbotson, Myron S. Scholes, Abbie J. Smith and Ingrid M. Werner. The Nominating Committee for the Board makes recommendations for nominations of Independent and Interested Directors to serve on the Board to the Independent Directors and to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. While the Nominating Committee believes that there are no specific minimum qualifications for a nominee to possess or any specific educational background, qualities, skills, or prior business and professional experience that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider the following factors, among others, which may change over time or have different weight: (1) whether or not the person is an “interested person,” as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (2) whether or not the person has any relationships that might impair his or her independence, such as any business, financial, or family relationships (a) with Fund management, the investment advisor and/or sub-advisors of the Funds, Fund service providers or their affiliates; (b) that may be perceived as being inconsistent with serving on the board of directors of a registered investment company; or (c) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Director; (3) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size; (4) the business activities of the Company, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas; (5) whether the person’s business background or other business activities would be incompatible with the Company’s and the Advisor’s business purposes; (6) the interplay of the candidate’s experience with the experience of other Directors and how the candidate and his or her academic or business experience will be perceived by the Company’s shareholders; and (7) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Nominating Committee is solely responsible for the selection and recommendation to the Board of Independent Directors. When the Company’s Board has, or expects to have, a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended as nominees for election as Board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources, an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if the recommendations are submitted in writing and addressed to the Dimensional Investment Companies’ Secretary at such address as is set forth in the Dimensional Investment Companies’ disclosure documents. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Company’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. Such recommendations shall be directed to the Secretary of the Company at 6300 Bee Cave Road, Building One, Austin, Texas 78746. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Series of the Company that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating Committee also may seek such additional information about the nominee as the Nominating Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members. The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Board has adopted and approved a formal written Charter for the Nominating Committee. A copy of the Nominating Committee Charter is attached as Exhibit A-1 to this Proxy Statement. During the fiscal year ended October 31, 2021, the Nominating Committee met four times.

The Nominating Committee believes that it is in the best interests of the Company and its shareholders to obtain highly-qualified individuals to serve as members of the Board. The Board believes that each Director Nominee has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Company and protect the interests of shareholders. The Board has noted that each Director has professional experience in areas of importance for investment companies. The Board considered that each Independent Director Nominee held an academic position in the areas of finance, economics, or accounting. Reena Aggarwal, George M. Constantinides, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Heather E. Tookes and Ingrid M. Werner are each Professors of Finance, while Abbie J. Smith is a Professor of Accounting. The Board also noted that Reena Aggarwal, Abbie J. Smith, Heather E. Tookes and Ingrid M. Werner each had experience serving as a director on the boards of operating companies and/or other investment companies. In addition, the Board considered that David P. Butler and Gerard K. O’Reilly contribute valuable experience due to their positions with the Advisor.

How Often Does the Board Meet and What Are the Board Members Paid?

The Board is responsible for establishing the Company’s policies and for overseeing the management of the Company. The Board held five meetings during the fiscal year ended October 31, 2021, and each incumbent Director who is standing for election at this Meeting attended at least 75% of the aggregate total number of meetings of the Board and the total number of meetings held by all committees of the Board on which such Director serves during the Company’s fiscal year ended October 31, 2021. The Company currently does not have a formal policy regarding Board members’ attendance at shareholders’ meetings but encourages Directors to do so. In addition, the Company did not hold, nor was it required to hold, an annual meeting at which Board members were elected during the Company’s fiscal year ended October 31, 2021.

Each Independent Director is compensated by the Company. The Interested Director is not compensated for his services as a Board member by the Company. The Company does not maintain or provide pension or retirement benefits to Directors.

The following table identifies the amount of compensation that each Independent Director received from the Company and the aggregate amount of compensation that each Independent Director received from the five registered Dimensional Investment Companies for which the Advisor served as investment advisor during the fiscal year ended October 31, 2021. Ms. Aggarwal, Mr. Longstaff, and Ms. Tookes do not currently serve as a Director or Trustee of any Dimensional Investment Company and are each standing for initial election at the Meeting. Accordingly, Ms. Aggarwal, Mr. Longstaff, and Ms. Tookes did not receive any compensation for the fiscal year ended October 31, 2021. Additionally, the table provides the amount of compensation that was received by the highest paid executive officer of the Company. No other executive officer is compensated by the Company.

Name and Position	Aggregate Compensation from the Company*	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund and Dimensional Funds Paid to Directors†
George M. Constantinides Independent Director	$281,455	N/A	N/A	$408,000
Douglas W. Diamond Independent Director	$293,673	N/A	N/A	$433,000
Darrell Duffie Independent Director	$281,455	N/A	N/A	$408,000
Roger G. Ibbotson** Independent Director	$299,140	N/A	N/A	$433,000
Myron S. Scholes*** Lead Independent Director	$375,350	N/A	N/A	$533,000
Abbie J. Smith Independent Director	$281,455	N/A	N/A	$408,000
Ingrid M. Werner Independent Director	$281,455	N/A	N/A	$408,000
Randy C. Olson Chief Compliance Officer	$132,995	N/A	N/A	N/A

†	The Dimensional Funds includes the portfolios of the five registered Dimensional Investment Companies for which the Advisor performs advisory services and for which the individuals listed above serve as Directors on the Boards of such Dimensional Investment Companies.

*	Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the Independent Directors of the Company may defer receipt of all or a portion of the compensation for serving as members of the Boards of the Dimensional Investment Companies. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the Dimensional Funds (the “Reference Funds” or “Simulated Funds”). The amounts ultimately received by the Independent Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a Fund’s assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any Independent Director or to pay any particular level of compensation to the Independent Director. The total amount of deferred compensation accrued by the Independent Directors from the Dimensional Funds who participated in the Plan during the fiscal year ended October 31, 2021 is as follows: $60,000 (Mr. Scholes). An Independent Director’s deferred compensation will be distributed at the earlier of: (a) January in the year after the Independent Director’s resignation from the Boards, or death or disability; or (b) five years following the first deferral, in such amounts as the Independent Director has specified. The obligations of the Dimensional Funds to make payments under the Plan will be unsecured general obligations of the Dimensional Funds, payable out of the general assets and property of the Dimensional Funds.

**	To retire effective upon the election of the Director Nominees by the shareholders of the Dimensional Funds.

***	To retire effective upon the earlier of December 31, 2021 or the election of the Director Nominees by the shareholders of the Dimensional Funds.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in each Fund and in all of the Dimensional Funds as of June 30, 2021 is set forth in the chart below.

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Dimensional Investment Companies Overseen or to be Overseen by Director in the Dimensional Funds
Independent Directors/Nominees
Reena Aggarwal	None	None
George M. Constantinides	None	None
Douglas W. Diamond	None	None Directly; Over $100,000 in Simulated Funds*
Darrell Duffie	None	$10,001-$50,000
Roger G. Ibbotson**	None	Over $100,000; Over $100,000 in Simulated Funds*
Francis A. Longstaff	None	None
Myron S. Scholes***	None	Over $100,000; Over $100,000 in Simulated Funds*
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds*

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Dimensional Investment Companies Overseen or to be Overseen by Director in the Dimensional Funds
Heather E. Tookes	None	None
Ingrid M. Werner	None	Over $100,000
Interested Directors/Nominees:
David G. Booth**	None	Over $100,000
David P. Butler	None	Over $100,000
Gerard K. O’Reilly	None	Over $100,000

*	As discussed above, the compensation for certain of the Independent Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the Dimensional Funds. Thus, the Independent Directors who are so compensated experience the same investment returns that are experienced by shareholders of the Dimensional Funds, although the Independent Directors do not directly own shares of the Dimensional Funds.

**	To retire effective upon the election of the Director Nominees by the shareholders of the Dimensional Funds.

***	To retire effective upon the earlier of December 31, 2021 or the election of the Director Nominees by the shareholders of the Dimensional Funds.

What is the Board’s Role in Risk Oversight of the Company?

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings and through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation, liquidity and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Company.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of each Fund’s portfolios. The Board discusses these reports and the Funds’ performance and investment risks with management of the Advisor at the Board’s regular meetings. The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the Funds. To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a Fund and such change could have a material impact on the Fund’s risk profile, the Advisor will present such change to the Board for its approval.

With respect to valuation, the Advisor and the Company’s administrative and accounting agent provide regular written reports to the Board that enable the Board to review the Funds’ fair valued securities. Such reports also include information concerning illiquid and any worthless securities held by each Fund. In addition, the Board’s Audit Committee reviews valuation procedures and pricing results with the Company’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each Fund’s year-end financial statements.

With respect to liquidity risk, the Board oversees the Company’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Advisor. Additionally, as required by Rule 22e-4 under the 1940 Act, the Board, including a majority of the Independent Directors, approved the Company’s liquidity risk management program (the “Liquidity Program”), which is reasonably designed to assess and manage the Company’s liquidity risk, and appointed the Liquidity Program Administrator that is responsible for administering the Liquidity Program. The Board also reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses, among other items, the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Company’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under U.S. Securities and Exchange Commission (“SEC”) rules, the Independent Directors meet in executive session with the CCO, and the Company’s CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Company and receives information about the compliance procedures in place for the Company’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violation of the Federal Securities Laws, as that term is defined in Rule 38a-1 under the 1940 Act.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor. Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Who are the Executive Officers of the Company?

Officers of the Company are appointed by the Board and serve at the pleasure of the Board. Exhibit A-2 to this Proxy Statement identifies the executive officers of the Company, and provides the name, year of birth, information regarding positions with the Company and the principal occupation for each officer of the Company. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746.

What are the Standing Committees of the Board?

The Board has three standing committees: the Audit Committee, the Nominating Committee and the Investment Strategy Committee (the “Strategy Committee”). For more information on the Nominating Committee, see “How are Nominees for Director Selected?” above.

The Board’s Audit Committee is currently comprised of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith, and Ingrid M. Werner. The Audit Committee oversees the Company’s accounting and financial reporting policies and practices, the Company’s internal controls, the Company’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of the Company’s independent registered public accounting firm and also acts as a liaison between the Company’s independent registered public accounting firm and the full Board. There were two Audit Committee meetings held for the Company during the fiscal year ended October 31, 2021.

The Strategy Committee is currently comprised of Gerard K. O’Reilly, Douglas W. Diamond, Myron S. Scholes, and Darrell Duffie. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Company, (ii) reviews performance of existing Series of the Company, and discusses and recommends possible enhancements to the Funds’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each Fund, and (iv) considers issues relating to investment services for each Series of the Company. There were three Strategy Committee meetings held for the Funds during the fiscal year ended October 31, 2021.

Who are the Company’s Auditors?

Selection of Auditors. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) to serve as auditors of the Company. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available to respond to any appropriate questions.

Audit Fee Information for the Company.

Audit Fees

The aggregate fees billed for professional services rendered by PwC for the audit of the Company’s annual financial statements and for review of the financial statements included in the Company’s annual reports or for services that normally are provided by PwC in connection with statutory and regulatory filings or engagements for the Company’s fiscal years ended October 31, 2020 and October 31, 2021 were $2,252,955 and $1,923,324, respectively.

Audit-Related Fees

The aggregate fees billed for assurance and related services rendered by PwC that were reasonably related to the performance of the audit or review of the Company’s financial statements, which were not reported under “Audit Fees” above (the “Audit- Related Fees”), for the Company’s fiscal years ended October 31, 2020 and October 31, 2021 were $183,162 and $156,061, respectively. The Audit-Related Fees included fees for services related to limited procedures performed in connection with the production of the Company’s semi-annual financial statements.

The Audit-Related Fees required to be approved by the Company’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were $215,000 and $220,000 for the fiscal years ended October 31, 2020 and October 31, 2021, respectively. The Audit-Related Fees required to be approved pursuant to paragraph(c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with the issuance of a Type II SSAE 16 over controls at the Adviser.

Tax Fees

There were no fees billed for professional services rendered by PwC for tax compliance, tax advice and tax planning (the “Tax Fees”) for the Company for the fiscal years ended October 31, 2020 and October 31, 2021.

There were no Tax Fees required to be approved by the Board’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the last two fiscal years.

All Other Fees

There were no additional fees paid by the Company for products and services provided by PwC, other than the services reported above, for the Company’s last two fiscal years. There were no “All Other Fees” required to be approved by the Company’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years ended October 31, 2020 and October 31, 2021.

The Audit-Related Fees and Tax Fees disclosed above were approved by the Audit Committee of the Board but not pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The percentage of hours expended on PwC’s engagement to audit the Company’s financial statements for the fiscal year ended October 31, 2021 that were attributed to work performed by persons other than PwC’s full time, permanent employees was not greater than 50%.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by PwC for services rendered to the Company, the Advisor, and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Company for the Company’s fiscal years ended October 31, 2020 and October 31, 2021 were $1,477,288 and $1,455,187, respectively.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Advisor, and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Company, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

Pre-Approval Policies and Procedures

The Audit Committee of the Board has adopted Pre-Approval Policies and Procedures. The Pre-Approval Policies and Procedures are set forth in Exhibit A-3 to this Proxy Statement.

What is the Required Vote on the Proposal?

The Director Nominees will be elected to the Board of DFAIDG by the affirmative vote of a plurality of votes cast collectively by the shareholders of all of the Series of DFAIDG, including the Funds. This means that the Director Nominees receiving the largest number of votes will be elected to fill the ten available positions.

A vote requiring a plurality to elect Director Nominees to the Board means that the Director Nominees receiving the largest number of votes cast will be elected to fill the available positions for the Company and a Director Nominee may be elected even if he or she receives the affirmative vote of less than a majority of the outstanding shares of the Company voting. Because the Director Nominees are running unopposed, all Director Nominees are expected to be elected, as all Director Nominees who receive votes in favor will be elected while votes withheld or abstentions have no effect on the outcome of the Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES TO THE BOARD OF DFAIDG.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Advisor of the Funds

The Advisor, organized as a Delaware limited partnership, located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, currently serves as the investment advisor to all of the Funds. The Advisor is controlled and operated by Dimensional Holdings LLC, a Delaware limited liability company, and the Advisor’s general partner, Dimensional Holdings Inc., a Delaware corporation. David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, acting together, may be deemed a controlling person of the Advisor. Mr. Booth also serves as a Director and officer of the Company and will retire as a Director effective upon the election of the Director Nominees by the shareholders of the Dimensional Funds. Mr. Butler and Mr. O’Reilly each serve as an officer of the Company and are each currently proposed for election as a Director at the Meeting. There were no purchases or sales by any of the Director Nominees of any securities in excess of 1% of any class of outstanding securities of the Advisor or any of its parents or subsidiaries since the beginning of the Funds’ most recently completed fiscal year.

DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, provides certain sub-advisory services to the VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio, VIT Inflation-Protected Securities Portfolio and VA Equity Allocation Portfolio. DFA Australia, under investment sub-advisory agreements with the Advisor and the Company, on behalf of the VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio, VIT Inflation-Protected Securities Portfolio and VA Equity Allocation Portfolio, has the authority and responsibility to, among other services, select brokers and dealers and execute securities transactions for such Funds.

Dimensional Fund Advisors Ltd. (“DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, provides certain sub-advisory services to the VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio, VIT Inflation-Protected Securities Portfolio and VA Equity Allocation Portfolio. DFAL, under investment sub-advisory agreements with the Advisor and the Company, on behalf of the VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio, VIT Inflation-Protected Securities Portfolio and VA Equity Allocation Portfolio, has the authority and responsibility to, among other services, select brokers and dealers and execute securities transactions for such Funds.

The Administrator and Transfer Agent

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for all of the Funds.

The Underwriter

The principal underwriter for the shares of the Funds is DFA Securities LLC (“DFAS”), a wholly-owned subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The principal business address of DFAS is 6300 Bee Cave Road, Building One, Austin, Texas 78746.

The Custodians

Citibank, N.A., 111 Wall Street, New York, New York 10005, serves as the custodian for the VA International Value Portfolio, VA International Small Portfolio, VA Global Bond Portfolio and VA Equity Allocation Portfolio.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, serves as the custodian for the VA U.S. Large Value Portfolio, VA U.S. Targeted Value Portfolio, VA Short-Term Fixed Portfolio, VIT Inflation-Protected Securities Portfolio and VA Global Moderate Allocation Portfolio.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless the Fund(s) have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Funds will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address. Please call (512) 306-7400, or forward a written request to 6300 Bee Cave Road, Building One, Austin, Texas 78746, if you would like to: (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports or Proxy Statements separately in the future; or (3) request delivery of a single copy of annual reports or Proxy Statements if you currently are receiving multiple copies at a shared address.

Outstanding Number of Shares and Principal Shareholders of the Funds

The number of outstanding shares of each class of each Fund, as of November 8, 2021, is set forth in Exhibit B to this Proxy Statement. The names and addresses of the beneficial owners of more than 5% of the outstanding shares of each class of each Fund, along with the number and percentage of shares owned, as of September 30, 2021, is set forth in Exhibit C to this Proxy Statement. To the knowledge of the Company’s management, as of September 30, 2021, there were no entities, except as set forth in Exhibit C to this Proxy Statement, owning beneficially more than 5% of the outstanding shares of any class of any Fund.

In addition, to the knowledge of the Company’s management, as of June 30, 2021, the Retiring Directors, Director Nominees and officers, each individually, and together as a group, owned less than 1% of the outstanding shares of each class of each Fund.

As to each Independent Director Nominee, and his or her immediate family members, no person owned beneficially or of record securities in the Advisor or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or principal underwriter of a Fund as of June 30, 2021.

Contacting the Board

If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of DFAIDG at the Dimensional Investment Companies’ offices, as follows: 6300 Bee Cave Road, Building One, Austin, Texas 78746, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies

Your vote and/or voting instructions are being solicited by the Board. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Funds. The cost borne by the Funds will be borne indirectly by Variable Contract owners. DFAIDG expects that the solicitation will be primarily by mail. In addition to solicitation by mail, certain officers and representatives of the Company or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, email, or personally.

AST Fund Solutions LLC (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $2,000. The Participating Insurance Companies also may engage their own solicitors (which may include the Solicitor) to solicit voting instructions from Variable Contract owners. Such costs, including the fees of a proxy soliciting agent, if any, will be borne by the Participating Insurance Companies, although the Advisor, or an affiliate, may reimburse certain of their expenses. As the date of the Meeting approaches, certain Participating Insurance Companies may receive a telephone call from certain officers and representatives of the Company or its affiliates and certain financial services firms and their representatives, or a representative of the Solicitor, if the shareholders’ votes and/or voting instructions have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds.

If a shareholder, including a Variable Contract owner, wishes to participate in the Meeting, but does not wish to give a proxy by telephone or internet, the shareholder may still submit the proxy card(s) or voting instruction form(s) at the virtual Meeting.

Please note that if you plan to attend the virtual Meeting, you must request the Meeting credentials from the AST Fund Solutions, by following the instructions described below. The request should be received by no later than December 27, 2021 at 6:00 p.m., Central Time.

Accessing the Virtual Meeting – To access the Meeting, send a request to attend the Meeting to attendameeting@astfinancial.com. Please include “Dimensional VA Funds” in the subject line. In the body of the email please include your intent to attend the Meeting, your full name and the control number located on your proxy card(s) or voting instruction form(s) enclosed. You then will receive instructions to complete the registration process which will provide you instructions to access and attend the Meeting virtually. The Meeting will begin promptly at 9:00 a.m., Central Time. The Company encourages you to access the Meeting a few minutes prior to the start time in order to provide ample time for the check in. For technical assistance in accessing the Meeting, shareholders can email attendameeting@astfinancial.com. During the Meeting, instructions will be provided for shareholders in attendance to submit comments and questions.

Voting and Methods of Tabulation

Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Generally, abstentions and broker non-votes will not have an effect on the Proposal because it requires a plurality of votes cast for approval. As described above, each Separate Account, as the shareholder of record of the Funds’ shares, generally is required to vote shares attributable to Variable Contracts as to which no voting instructions are received in proportion (either for or withheld) to those for which timely instructions are received by the Participating Insurance Company just as any other shares for which the Participating Insurance Company does not receive proper voting instructions. Therefore, DFAIDG does not anticipate receiving any broker non-votes.

All properly executed proxies and voting instructions received in time for the Meeting will be treated as present for quorum purposes and will be voted as specified in the proxy. If the voting instruction form is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares FOR the Proposal. If voting instructions are not received in time, any unreturned voting instructions will be voted in proportion to those voting instructions properly received. In determining whether shareholders have elected a Director Nominee to the Board, votes withheld and broker non-votes, if any, will be treated as shares present at the Meeting for establishing a quorum but that have not been voted. Accordingly, votes withheld and broker non-votes will have no effect on the election of a Director Nominee.

Quorum

The presence virtually or by proxy of one-third of the shares entitled to be cast on a matter constitutes a quorum at the Meeting for the purposes of acting on the Proposal. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes, shall be counted.

Adjournment

The Meeting, as to any Fund, may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (virtually or by proxy) and entitled to vote at the Meeting, whether or not a quorum is present. The Meeting may also be adjourned from time to time (with respect to any one or more matters) for any reason whatsoever by the chairman of the Meeting without notice other than announcement at the Meeting. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or for any other reason consistent with Maryland state law and DFAIDG’s charter documents and bylaws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business that might have been transacted at the Meeting, and any adjournment will not delay or otherwise impact the effectiveness and validity of any business transacted at the Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of DFAIDG on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the federal proxy rules, including proposals for which management of DFAIDG did not have timely notice as set forth in the federal proxy rules.

Shareholder Proposals

As a general matter, the Company is not required, and does not intend, to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Company’s proxy statement for the next meeting of shareholders of the Company should send the shareholder’s written proposal to the Company’s offices at 6300 Bee Cave Road, Building One, Austin, Texas 78746, Attention: Secretary, in advance of such meeting, within a reasonable time before the Company begins to print and mail its proxy materials in order for the proposal to be considered for inclusion in the Company’s proxy statement and proxy card relating thereto, and presented at the meeting. A shareholder who wishes to make a proposal at a shareholder meeting without including the proposal in the Company’s proxy statement must notify the Company of such proposal within a reasonable time before the proxy solicitation for that meeting is made by directing such notice to the Secretary of the Company at the address set forth above. If a shareholder fails to give notice to the Company within a reasonable time before the proxy solicitation is made, then the persons named as proxies by the Board for such meeting may exercise discretionary voting power with respect to any such proposal. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and the Company’s governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Company’s proxy statement or presented at the meeting.

Other Business

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By Order of the Board of Directors of DFAIDG,

Carolyn L. O
Vice President and Secretary

November 15, 2021

Exhibit A-1 - Nominating Committee Charter

Nominating Committee Charter

of the Boards of Directors of

DFA Investment Dimensions Group Inc. (“DFAIDG”) and

Dimensional Investment Group Inc. (“DIG”) and

of the Boards of Trustees of

Dimensional Emerging Markets Value Fund Inc. (“DEM”),

The DFA Investment Trust Company (“DFAITC”), and

Dimensional ETF Trust (“DETFT”)

I.	The Committee.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Boards of Directors/Trustees (the “Board”) of DFAIDG, DIG, DEM, DFAITC, and DETFT (each a “Fund,” and together, the “Funds”). The Committee consists of such number of members as set by the Board, from time to time, and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not “interested persons” of the Funds (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.	Board Nominations and Functions.

1.        The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Funds’ investment advisor and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee also shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence; e.g., business, financial, or family relationships with investment advisors or service providers.

2.        The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3.        The Committee may consider the factors listed in Schedule A to evaluate candidates for membership on the Board. The Committee also may, from time to time, establish specific requirements and/or additional factors to be considered for Board candidates as the Committee deems necessary or appropriate.

4.        The Committee shall review recommendations from Qualifying Fund Shareholders (as defined in Schedule A) for nominations to fill vacancies on the Board if such recommendations are submitted in accordance with the procedures described in Schedule A.

III.	Other Powers and Responsibilities.

1.        The Committee shall meet as often as it deems appropriate.

2.        The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Funds.

A-1 (1)

3.        The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.         A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and a majority of the members of the Committee may act by written consent to the extent permitted by law and by the Funds’ Bylaws. In the event of any inconsistency between this Charter and the Funds’ organizational documents, the provisions of the Funds’ organizational documents shall be given precedence.

5.        The Committee shall review this Charter at least annually and recommend any changes to the full Board.

* * * * * *

As adopted September 16, 2008, and as amended September 18, 2020; Schedule A to the Charter was amended June 22, 2011.

A-1 (2)

Schedule A

NOMINATION AND APPOINTMENT POLICY

1.        The Committee believes that it is in the best interests of the Funds and their shareholders to obtain highly-qualified candidates to serve as members of the Board.

2.        In nominating candidates, the Committee believes that no specific minimum qualifications or disqualifications are controlling or paramount, or that any specific educational background, qualities, skills, or prior business and professional experience are necessary for each candidate to possess in order to be considered for nomination. The Committee shall take into consideration such factors as the Committee deems appropriate. These factors, which may change over time or have different weight, may include:

○	whether or not the person is an “interested person,” as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

○	whether or not the person has any relationships that might impair his or her independence, such as any business, financial, or family relationships (i) with Fund management, the investment advisor and/or sub-advisors of the Funds, Fund service providers or their affiliates; or (ii) that may be perceived as being inconsistent with serving on the board of directors of a registered investment company;

○	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

○	the person’s judgment, skill, diversity, and experience with registered investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight;

○	the business activities of the Funds, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas;

○	whether the person’s business background or other business activities would be incompatible with the Funds’ and management’s business purposes;

○	the interplay of the candidate’s experience with the experience of other Board members and how the candidate and his or her academic or business experience will be perceived by the Dimensional Funds’ shareholders; and

○	the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

3.       While the Committee is solely responsible for the selection and recommendation to the Board of Disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of a Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee. Such recommendations shall be directed to the Secretary of the Funds at such address as is set forth in the Funds’ disclosure documents. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each series of shares of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

* * * * * * * * * * * * * * *

A-1 (3)

Exhibit A-2 - List of Executive Officers of the Company

List of Executive Officers of the Company

Below is the name, year of birth, information regarding positions with the Company and the principal occupation for each officer of the Company. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP, Dimensional Holdings Inc., Dimensional Investment LLC, DFA Securities LLC, the Company, Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Emerging Markets Value Fund, (collectively, the “DFA Entities”).

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

●    all the DFA Entities (since 2001)

●    DFA Australia Limited (since 2002)

●    Dimensional Fund Advisors Ltd. (since 2002)

●    Dimensional Cayman Commodity Fund I Ltd. (since 2010)

●    Dimensional Fund Advisors Pte. Ltd. (since 2012)

●    Dimensional Hong Kong Limited (since 2012)

●    Dimensional ETF Trust (since 2020)

Director, Vice President and Assistant Secretary (since 2003) of

●    Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

●   DFAIDG, DIG, DFAITC and DEM (the “Dimensional Mutual Funds”) (since 2019)

●   Dimensional ETF Trust (since 2020)

Vice President (since January 2018) of

●   Dimensional Holdings Inc.

●   Dimensional Fund Advisors LP

●   Dimensional Investment LLC

●   DFA Securities LLC

David P. Butler 1964	Co-Chief Executive Officer	Since 2017

Co-Chief Executive Officer of

●   all the DFA Entities (since 2017)

●   Dimensional ETF Trust (since 2020)

Director (since 2017) of

●   Dimensional Holdings Inc.

●   Dimensional Fund Advisors Canada ULC

●   Dimensional Japan Ltd.

●   Dimensional Advisors Ltd.

●   Dimensional Fund Advisors Ltd.

●   DFA Australia Limited

Director and Co-Chief Executive Officer (since 2017) of

●   Dimensional Cayman Commodity Fund I Ltd.

Head of Global Financial Advisor Services (since 2007) for

●   Dimensional Fund Advisors LP

Formerly, Vice President (2007 – 2017) of

●   all the DFA Entities

A-2(1)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

●   all the DFA Entities (since 2017)

●   Dimensional ETF Trust (since 2020)

Director and Vice President (since 2016) of

●   Dimensional Japan Ltd.

President and Director (since 2016) of

●   Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

●   DFA Australia Limited

Director (since 2016) of

●   Dimensional Advisors Ltd.

●   Dimensional Fund Advisors Pte. Ltd.

●   Dimensional Hong Kong Limited

Vice President (since 2019) of

●   Dimensional Fund Advisors Pte. Ltd.

Formerly, Vice President (2004 – 2017) of

●   all the DFA Entities

Formerly, Vice President (2010 – 2016) of

●   Dimensional Fund Advisors Canada ULC

Formerly, Vice President (2016-2019) of

●   Dimensional Fund Advisors Pte. Ltd.

Formerly, Interim Chief Executive Officer (2019) of

●   Dimensional Fund Advisors Pte. Ltd.

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

●   Dimensional Fund Advisors LP

Lisa M. Dallmer 1972	Chief Operating Officer	Since 2021

Chief Operating Officer (since June 2021) of

●   Dimensional Mutual Funds

●   Dimensional ETF Trust

Executive Vice President (since January 2020)

●   Dimensional Holdings Inc.

●   Dimensional Fund Advisors LP

●   Dimensional Investment LLC

●   DFA Securities LLC

Chief Operating Officer (since December 2019)

●   Dimensional Holdings Inc.

●   Dimensional Fund Advisors LP

●   Dimensional Investment LLC

●   DFA Securities LLC

Formerly, Senior Vice President, Business Operations (March 2019 – October 2019) at

●   Delphix Inc.

Formerly, Chief Operating Officer Global Technology & Operations, Managing Director (2014 – 2018) of

●   BlackRock Inc.

Formerly, Vice President, Chief Financial Officer, and Treasurer (2020-2021) of

●   Dimensional Mutual Funds

●   Dimensional ETF Trust

A-2(2)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Bernard J. Grzelak 1971	Vice President	Since 2021

Vice President (since June 2021) of

●   the DFA Fund Complex

●   Dimensional ETF Trust

Vice President, Chief Financial Officer and Treasurer (since September 2020) of

●   DFA Australia Limited

●   Dimensional Fund Advisors Canada ULC

●   DFA Securities LLC

●   Dimensional Advisors Ltd.

●   Dimensional Fund Advisors LP

●   Dimensional Fund Advisors Ltd.

●   Dimensional Fund Advisors Pte. Ltd.

●   Dimensional Holdings Inc.

●   Dimensional Hong Kong Limited

●   Dimensional Investment LLC

Vice President (since March 2021) of

●   Dimensional Ireland Limited

Formerly, Partner (2008 – 2020), Chief Operating Officer, Global Funds and Risk (2018 – 2020), Chief Operations Officer (2016 – 2018), and Director of Fund Administration (2003 – 2016) of

●   Lord Abbett & Co. LLC

Formerly, Chief Financial Officer (2017 - 2020), and Treasurer (2003 – 2017) of

●   Lord Abbett Family of Funds

A-2(3)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Eric Hall 1978	Vice President and Assistant Treasurer	Since 2021

Vice President and Assistant Treasurer (since June 2021) of

●   the DFA Fund Complex

●   Dimensional ETF Trust

Formerly, Data Integrity Team Lead (December 2019 – April 2021) of

●   Clearwater Analytics

Formerly, Assistant Vice President and Assistant Treasurer (March 2015 – November 2019) at

●   INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) and Assistant Secretary (2017-2019) of

●   all the DFA Entities

Vice President (since 2020) of

●   Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

●   Dimensional Cayman Commodity Fund I Ltd.

Joy L. Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President (since 2015) of

●   all the DFA Entities

Assistant Treasurer (since 2017) of

●   the Dimensional Funds

Vice President and Assistant Treasurer (since 2020) of

●   Dimensional ETF Trust

Formerly, Senior Tax Manager (2013 – 2015) for

●   Dimensional Fund Advisors LP

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of ● all the DFA Entities (since 2010) ● Dimensional Cayman Commodity Fund I Ltd. (since 2010) ● Dimensional ETF Trust (since 2020)
Jan Miller 1963	Vice President, Chief Financial Officer and Treasurer	Since 2021

Vice President, Chief Financial Officer, and Treasurer (since June 2021) of

●   the DFA Fund Complex

●   Dimensional ETF Trust

Formerly, Director (May 2019 – January 2021) at

●   INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Formerly, Vice President and Assistant Treasurer (September 2012 – May 2019) at

●   OppenheimerFunds, Inc.

A-2(4)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

●   Dimensional Mutual Funds (since 2017)

●   Dimensional ETF Trust (since 2020)

General Counsel (since 2001) of

●   all the DFA Entities

Executive Vice President (since 2017) and Secretary (since 2000) of

●   Dimensional Fund Advisors LP

●   Dimensional Holdings Inc.

●   DFA Securities LLC

●   Dimensional Investment LLC

Director (since 2002), Vice President (since 1997) and Secretary (since 2002) of

●   DFA Australia Limited

●   Dimensional Fund Advisors Ltd.

Vice President and Secretary of

●   Dimensional Fund Advisors Canada ULC (since 2003)

●   Dimensional Cayman Commodity Fund I Ltd. (since 2010)

●   Dimensional Japan Ltd. (since 2012)

●   Dimensional Advisors Ltd (since 2012)

●   Dimensional Fund Advisors Pte. Ltd. (since 2012)

Director of

●   Dimensional Funds plc (since 2002)

●   Dimensional Funds II plc (since 2006)

●   Director of Dimensional Japan Ltd. (since 2012)

●   Dimensional Advisors Ltd. (since 2012)

●   Dimensional Fund Advisors Pte. Ltd. (since 2012)

●   Dimensional Hong Kong Limited (since 2012)

●   Dimensional Ireland Limited (since 2019)

Formerly, Vice President and Secretary (2010 – 2014) of

●   Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

●   Dimensional Mutual Funds

Formerly, Vice President of

●   Dimensional Fund Advisors LP (1997 – 2017)

●   Dimensional Holdings Inc. (2006 – 2017)

●   DFA Securities LLC (1997 – 2017)

●   Dimensional Investment LLC (2009 – 2017)

A-2(5)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Selwyn J. Notelovitz 1961	Vice President	Since September 2021

Vice President (since September 2021) of

●    Dimensional Mutual Funds

●    Dimensional ETF Trust

Vice President (since December 2012) and Chief Compliance Officer (since July 2020) of

●    DFA Securities LLC

●    Dimensional Fund Advisors LP

●    Dimensional Holdings Inc.

●   Dimensional Investment LLC

Chief Compliance Officer (since July 2020) of

●    DFA Australia Limited

●   Dimensional Fund Advisors Ltd.

●    Dimensional Fund Advisors Canada ULC

Formerly, Deputy Chief Compliance Officer (2013-2020) of

●   DFA Fund Complex

●    DFA Securities LLC

●   Dimensional Fund Advisors LP

●    Dimensional Holdings Inc.

●    Dimensional Investment LLC

Formerly, Vice President (2013-2020) of

●   DFA Fund Complex

Formerly, Director (2019-2021) of

●    Dimensional Ireland Limited

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President (since 2010) and Secretary (since 2017) of

●   Dimensional Mutual Funds

Vice President and Secretary (since 2020) of

●   Dimensional ETF Trust

Vice President (since 2010) and Assistant Secretary (since 2016) of

●   Dimensional Fund Advisors LP

●   Dimensional Holdings Inc.

●   Dimensional Investment LLC

Vice President of

●   DFA Securities LLC (since 2010)

●   Dimensional Cayman Commodity Fund I Ltd. (since 2010)

●   Dimensional Fund Advisors Canada ULC (since 2016)

Randy C. Olson 1980	Chief Compliance Officer	Since August 2020

Chief Compliance Officer (since 2020) of

●   Dimensional Mutual Funds

●   Dimensional ETF Trust

Formerly, Vice President – Senior Compliance Officer of

●  Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan of

●   Dimensional Investment Advisors LP (April 2017 – January 2020)

A-2(6)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Gerard K. O’Reilly 1976	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer since 2017

Co-Chief Executive Officer and Chief Investment Officer of

●   all the DFA Entities (since 2017)

●   Dimensional Fund Advisors Canada ULC (since 2017)

●   Dimensional ETF Trust (since 2020)

Director, Chief Investment Officer and Vice President (since 2017) of

●   DFA Australia Limited

Chief Investment Officer (since 2017) and Vice President (since 2016) of

●   Dimensional Japan Ltd.

Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of

●   Dimensional Cayman Commodity Fund I Ltd.

Director of

●   Dimensional Funds plc (since 2014)

●   Dimensional Funds II plc (since 2014)

●   Dimensional Holdings Inc. (since 2017)

●   Dimensional Ireland Limited (since 2019)

Formerly, Co-Chief Investment Officer of

●   Dimensional Japan Ltd. (2016 – 2017)

●   DFA Australia Limited (2014 – 2017)

Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of

●   all the DFA Entities

Formerly, Vice President (2007 – 2017) of

●   all the DFA Entities

Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of

●   Dimensional Fund Advisors Canada ULC

Formerly, Director (2017-2018) of

●   Dimensional Fund Advisors Pte. Ltd.

A-2(7)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
James J. Taylor 1983	Vice President and Assistant Treasurer	Since March 2020

Vice President and Assistant Treasurer (since 2020) of

●   Dimensional Mutual Funds

●   Dimensional ETF Trust

Vice President (since 2016) of

●   Dimensional Holdings Inc.

●   Dimensional Fund Advisors LP

●   Dimensional Investment LLC

●   DFA Securities LLC

Formerly, Accounting Manager (2015 – 2016) of

●   Dimensional Fund Advisors LP

[1]	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

A-2(8)

Exhibit A-3 - Pre-Approval Policies and Procedures of the Audit Committee

Pre-Approval Policies and Procedures

As adopted by the Audit Committees of

DFA Investment Dimensions Group Inc.
Dimensional Emerging Markets Value Fund
Dimensional Investment Group Inc.

The DFA Investment Trust Company

(together, the “Funds”)

The Sarbanes-Oxley Act of 2002 (the “Act”) and the rules (the “Rules”) adopted by the U.S. Securities and Exchange Commission (the “SEC”) require that the Funds’ Audit Committees (together, the “Committee”) pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the “Auditor”). The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors LP (“Dimensional”), the Funds’ investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the “Service Affiliates”) if the services directly impact the Funds’ operations and financial reporting.

The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide mechanisms by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.	The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

2.	The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds’ operations and financial reporting.

B.	Pre-Approval of Audit Services to the Funds

1.	The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds’ financial statements for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below). In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

A-3(1)

2.	The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the “Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.	Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) (the “Independent Directors”).

C.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—by Types of Services

1.	The Committee may pre-approve types of non-audit services (including tax services) to the Funds and their Service Affiliates pursuant to this Section C.

2.	Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3.	The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail (which may include a range of tax services) and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request. If management and the Auditor desire the Committee to preapprove the furnishing of a range of tax services, the Auditor shall provide an estimated range of fees for such tax services for the consideration and approval by the Committee.

4.	The Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

5.	A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

A-3(2)

D.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—Project-by-Project Basis

1.	The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.	Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

3.	The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Committee’s behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee. The Designated Member also shall review, on the Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Funds’ management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.	The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

(b)	refer such matter to the full Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member’s authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value in any fiscal year.

5.	The Designated Member’s pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

E.	Amendment; Annual Review

1.	The Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed annually by the Committee.

A-3(3)

F.	Recordkeeping

1.	The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

2.	In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.	A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

* * * * * *

Adopted January 15, 2004, and as amended September 13, 2005, September 17, 2009, December 16, 2010, and September 9, 2013.

A-3(4)

Exhibit B - Number of Outstanding Shares of each Fund as of November 8, 2021

Name of Fund	Number of Shares Outstanding as of November 8, 2021
VA U.S. Large Value Portfolio	19,886,141.945
VA U.S. Targeted Value Portfolio	20,984,624.109
VA International Value Portfolio	28,999,476.498
VA International Small Portfolio	20,400,817.880
VA Short-Term Fixed Portfolio	27,745,525.271
VA Global Bond Portfolio	37,381,219.770
VIT Inflation-Protected Securities Portfolio	18,716,125.909
VA Global Moderate Allocation Portfolio	11,190,650.513
VA Equity Allocation Portfolio	6,505,869.280

B-(1)

Exhibit C - Principal Holders of Shares of the Funds as of September 30, 2021

As of September 30, 2021, the following person(s) beneficially owned 5% or more of the outstanding stock of the Funds:

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
DFA VA Global Moderate Allocation Portfolio	Jefferson National Life Ins. Co. Attn: Separate Accounts 10350 Ormsby Park Pl Ste. 600 Louisville, KY 40223-6175	4,343,060.701	38.80%
	JPMorgan Chase Bank Cust for benefit of (“FBO”) Intelligent Variable Annuity TIAA CREF Life Sep. VA-1 4 New York Plaza 12th Fl. New York, NY 10004-2413	2,809,374.516	25.10%
	Ameritas Life Insurance Corporation Separate Account LLV Attn: Variable Processing 5900 O St. Lincoln, NE 68510-2234	850,678.987	7.60%
	JPMorgan Chase Bank Cust FBO M Intelligent Var Univ Life TIAA CREF Sep A/C VLI-2 TIAA/CREF Life Ins. Co. 4 New York Plaza 12th Fl. New York, NY 10004-2413	737,473.354	6.59%
	Argus International Life Insurance Limited Separate Ac. 14 Wesley St. P.O. Box Hm 1064 Hamilton Hm Ex Bermuda	587,510.573	5.25%
VA Equity Allocation Portfolio	Jefferson National Life Ins. Co. Attn: Separate Accounts 10350 Ormsby Park Pl Ste. 600 Louisville, KY 40223-6175	3,585,726.428	55.72%
	JPMorgan Chase Bank Cust FBO Intelligent Var Univ Life TIAA CREF Sep Ac VLI-1 Of TIAA CREF Life Ins 4 New York Plaza 12th Fl. New York, NY 10004-2413	1,145,944.881	17.81%
	JPMorgan Chase Bank Cust FBO Intelligent Variable Annuity TIAA CREF Life Sep. VA-1 4 New York Plaza 12th Fl. New York, NY 10004-2413	842,187.275	13.09%

C-(1)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
VA Global Bond Portfolio	Jefferson National Life Ins. Co. Attn: Separate Accounts 10350 Ormsby Park Pl. Ste. 600 Louisville, KY 40223-6175	12,876,133.833	34.82%
	JPMorgan Chase Bank Cust FBO Intelligent Variable Annuity TIAA CREF Life Sep. VA-1 4 New York Plaza 12th Fl. New York, NY 10004-2413	5,790,622.052	15.66%
	Transamerica Life Insurance Company 4333 Edgewood Rd. Cedar Rapids, IA 52499-0001	4,657,918.839	12.60%
	AIG Life Of Bermuda Ltd. Attn: Variable Accounting 2929 Allen Pkwy. Ste. A6-20 Houston, TX 77019-7100	3,422,359.592	9.25%
	Ameritas Life Insurance Corporation Separate Account LLVA Attn: Variable Processing 5900 O St. Lincoln, NE 68510-2234	2,403,173.567	6.50%
	DFA VA Global Moderate Allocation Portfolio 6300 Bee Cave Rd. Bldg. 1 Austin, TX 78746-5833	2,105,633.914	5.69%
	Nationwide Life & Annuity Insurance Company NWVL-G C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	1,980,481.339	5.36%
VA International Small Portfolio	Jefferson National Life Ins. Co. Attn: Separate Accounts 10350 Ormsby Park Pl. Ste. 600 Louisville, KY 40223-6175	5,247,970.133	25.88%
	JPMorgan Chase Bank Cust FBO Intelligent Variable Annuity TIAA CREF Life Sep. VA-1 4 New York Plaza 12th Fl. New York, NY 10004-2413	3,536,235.267	17.44%
	Transamerica Life Insurance Company 4333 Edgewood Rd. Cedar Rapids, IA 52499-0001	2,122,251.533	10.47%
	Nationwide Life & Annuity Insurance Company NWVL -G C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	1,884,558.588	9.29%
	Nationwide Life Insurance Company NWPP C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	1,015,185.818	5.01%

C-(2)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
VA International Value Portfolio	Jefferson National Life Ins. Co. Attn: Separate Accounts 10350 Ormsby Park Pl. Ste. 600 Louisville, KY 40223-6175	8,136,000.940	28.13%
	JPMorgan Chase Bank Cust FBO Intelligent Variable Annuity TIAA CREF Life Sep. VA-1 4 New York Plaza 12th Fl. New York, NY 10004-2413	7,293,505.281	25.22%
	Transamerica Life Insurance Company 4333 Edgewood Rd. Cedar Rapids, IA 52499-0001	2,487,121.600	8.60%
	Nationwide Life & Annuity Insurance Company NWVL -G C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	2,198,952.599	7.60%
	Ameritas Life Insurance Corporation Separate Account LLVA Attn: Variable Processing 5900 O St. Lincoln, NE 68510-2234	1,858,347.138	6.43%
VA Short-Term Fixed Portfolio	JPMorgan Chase Bank Cust. FBO Intelligent Variable Annuity TIAA CREF Life Sep. VA-1 4 New York Plaza 12th Fl. New York, NY 10004-2413	8,240,909.391	29.77%
	Jefferson National Life Ins. Co. Attn: Separate Accounts 10350 Ormsby Park Pl. Ste. 600 Louisville, KY 40223-6175	7,721,614.791	27.89%
	Transamerica Life Insurance Company 4333 Edgewood Rd. Cedar Rapids, IA 52499-0001	4,079,136.260	14.74%
	Nationwide Life & Annuity Insurance Company NWVL-G C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	1,958,579.290	7.08%
	Ameritas Life Insurance Corporation Separate Account LLVA Attn: Variable Processing 5900 O St. Lincoln, NE 68510-2234	1,513,596.481	5.47%

C-(3)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
VA U.S. Large Value Portfolio	Jefferson National Life Ins. Co. Attn: Separate Accounts 10350 Ormsby Park Pl. Ste. 600 Louisville, KY 40223-6175	5,244,040.144	26.49%
	Transamerica Life Insurance Company 4333 Edgewood Rd. Cedar Rapids, IA 52499-0001	2,233,356.382	11.28%
	JPMorgan Chase Bank Cust. FBO Intelligent Variable Annuity TIAA CREF Life Sep. VA-1 4 New York Plaza 12th Fl. New York, NY 10004-2413	2,210,088.061	11.17%
	New York Life Insurance & Annuity Corporation 51 Madison Ave New York, NY 10010-1655	2,024,230.032	10.23%
	Nationwide Life Insurance Company NWPP C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	1,744,013.487	8.81%
	Nationwide Life & Annuity Insurance Company NWVL-G C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	1,213,637.084	6.13%
VA U.S. Targeted Value Portfolio	Jefferson National Life Ins. Co. Attn: Separate Accounts 10350 Ormsby Park Pl. Ste. 600 Louisville, KY 40223-6175	5,023,754.316	23.98%
	Nationwide Life Insurance Company NWPP C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	3,040,668.953	14.51%
	JPMorgan Chase Bank Cust FBO Intelligent Variable Annuity TIAA CREF Life Sep. VA-1 4 New York Plaza, 12th Fl. New York, NY 10004-2413	2,016,392.532	9.62%
	Transamerica Life Insurance Company 4333 Edgewood Rd. Cedar Rapids, IA 52499-0001	1,955,460.089	9.33%
	Nationwide Life & Annuity Insurance Company NWVL-G C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	1,189,265.942	5.68%
	Zalico Hnw. Ppvul. Series Account-1 Zurich American Life Insurance Co One Liberty Plz. 165 Broadway Fl 21 New York, NY 10006-1454	1,069,431.779	5.10%

C-(4)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
VIT Inflation Protected Securities Portfolio	Nationwide Life Insurance Company NWPP C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	6,679,003.482	36.60%
	New York Life Insurance & Annuity Corporation 51 Madison Ave New York, NY 10010-1655	5,778,582.001	31.67%
	Great West Life & Annuity FBO COLI VUL 7 8515 E. Orchard Rd. #2t2 Greenwood Village, CO 80111-5002	2,775,377.650	15.21%

C-(5)

PROXY CARD

Dimensional

SIGN, DATE AND VOTE ON THE REVERSE SIDE

***VOTER PROFILE*:**

Voter ID: 123456789 Security ID: 123456789

Shares to Vote: ** confidential Household ID: 000000

***please call the phone number below for more information*

***VOTE REGISTERED TO*:**

REG1
REG2
REG3
REG4

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

CONTROL NUMBER: 123456789101

Vote on the internet

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

Vote by phone

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative

(800) 398-1247 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

DFA INVESTMENT DIMENSIONS GROUP INC.

NAME OF FUND

The undersigned shareholder(s) of the above-mentioned fund (the "Fund," a portfolio/series of the above-mentioned investment company (the "Company")) hereby appoints Catherine L. Newell, Carolyn L. O and Ryan P. Buechner, each with full power of substitution, the proxy or proxies to: (i) attend the Joint Special Meeting of Shareholders (the "Meeting") to be held in a virtual meeting format on Wednesday, December 29, 2021, at 9:00 a.m. (Central Time), and any adjournments or postponements thereof; and (ii) vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting. This proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side and any other matters that may arise at the Meeting. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement, dated November 15, 2021.

The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided on the reverse side with respect to the proposal. The undersigned understands that if he or she does not provide an instruction, the proxies will vote his or her shares "FOR" any proposal that lacks an instruction. The proxies are authorized in their discretion to vote upon such matters as may come before the Meeting or any adjournments or postponements thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free (800) 398-1247. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials: The Notice of the Joint Special Meeting and Proxy Statement are available at https://vote.proxyonline.com/dimensional/docs/VAproxy2021.pdf

NAME OF FUND

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED</u> The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
Signature (and title if applicable) Date

____
Signature (if held jointly) Date

This proxy is solicited on behalf of the Company's Board of Directors, and may be revoked prior to its exercise by filing with the Secretary of the Company an instrument revoking this proxy or a duly executed proxy bearing a later date, or by attending the Meeting virtually and voting at the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the Shareholder. **If no specification is made, the sharesrepresented by this proxy will be voted "FOR" the proposal**. Your proxy is important to assure a quorum at the Meeting, whether or not you plan to attend the Meeting virtually. Voting now will not affect your right to attend the Meeting and vote virtually; you may revoke this proxy at any time.

To vote, mark circle per proposal in blue or black ink. Example: ●

	FOR ALL	**WITHHOLD ALL**	**FOR ALL, EXCEPT**
1. Election of Ten Directors/Trustees (A) Reena Aggarwal; (B) David P. Butler; (C) George M. Constantinides; (D) Douglas W. Diamond; (E) Darrell Duffie; (F) Francis A. Longstaff; (G) Gerard K. O'Reilly; (H) Abbie J. Smith; (I) Heather E. Tookes; and (J) Ingrid M. Werner	○	○	○

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S LETTER ON THE LINE BELOW.

____

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

VOTING INFORMATION FORM

Dimensional

SIGN, DATE AND VOTE ON THE REVERSE SIDE

VOTER PROFILE:

Voter ID: 123456789 Security ID: 123456789

Shares to Vote: ** confidential Household ID: 000000

***please call the phone number below for more information*

VOTE REGISTERED TO:

REG1
REG2
REG3
REG4

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE PROVIDE VOTING INSTRUCTIONS *TODAY!*

CONTROL NUMBER: 123456789101

Vote on the internet

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

Vote by phone

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative

(800) 398-1247 Toll Free

Vote by mail

Mail your completed and signed voting instruction back in the postage paid envelope provided.

Postage-Paid Envelope

DFA INVESTMENT DIMENSIONS GROUP INC.

NAME OF FUND

The undersigned, revoking any previously executed voting instruction cards, hereby directs the DFA Investment Dimensions Group Inc. (the "Company"), in which the undersigned had an interest as a policy owner on November 8, 2021 at the Joint Special Meeting of Shareholders of the Fund (the "Meeting") to be held in a virtual meeting format on Wednesday, December 29, 2021 at 9:00 a.m., Central Time, and at any adjournments or postponements thereof, that the undersigned contract holder would be entitled to vote if personally present. Receipt of the related Proxy Statement and accompanying Notice of the Meeting that describes the proposal to be considered and voted on is hereby acknowledged.

If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company will vote all shares attributable to your account value in proportion to the votes of policy owners for which voting instructions have been received.

Shares will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote in favor of the Proposal.

Do you have questions? If you have any questions about how to provide voting instructions or about the meeting in general, please call toll free (800) 398-1247. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials: The Notice of the Joint Special Meeting and Proxy Statement are available at https://vote.proxyonline.com/dimensional/docs/VAproxy2021.pdf

NAME OF FUND

VOTING INFORMATION FORM

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED The undersigned acknowledges receipt with this voting instruction of a copy of the Notice of the Meeting and the Proxy Statement. Your signature(s) on this voting instruction form should be exactly as your name(s) appear on this voting instruction form. If the shares are held jointly, each holder should sign this voting instruction form. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____

Signature (and title if applicable) Date

____

Signature (if held jointly) Date

By signing and dating above, you instruct the Separate Account/Qualified Plan to vote shares of the Series attributable to your policy/account at the Special Meeting and all adjournments thereof. When properly executed, this Voting Instruction Card will be voted as indicated on the reverse side as "FOR" the Proposal if no choice is indicated. The Voting Instruction Card will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND THE PROPOSAL (SET FORTH BELOW) HAS BEEN PROPOSED BY THE BOARD OF DIRECTORS. This voting instruction card will be voted as instructed. If no specification is made, the voting instruction card will be voted "FOR" the proposal. If this voting instruction card is not returned or is returned and not properly executed the Insurance Company/Qualified Plan will vote your shares in the same proportion as it votes the shares for which it has received instructions. **This voting instruction may be revoked prior to its exercise by filing with the Insurance Company/Qualified Plan an instrument revoking this voting instruction or a duly executed voting instruction bearing a later date.**

To vote, mark circle per proposal in blue or black ink. Example: ●

	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT
1. Election of Ten Directors/Trustees (A) Reena Aggarwal; (B) David P. Butler; (C) George M. Constantinides; (D) Douglas W. Diamond; (E) Darrell Duffie; (F) Francis A. Longstaff; (G) Gerard K. O'Reilly; (H) Abbie J. Smith; (I) Heather E. Tookes; and (J) Ingrid M. Werner	O	O	O

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S LETTER ON THE LINE BELOW.

____

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING